================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2007

                      COMMODORE APPLIED TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           DELAWARE                   1-11871                 11-3312952
  -------------------------     -------------------     ----------------------
       (State or other              (Commission            (I.R.S. Employer
         jurisdiction               File Number)          Identification No.)
      of incorporation)

  507 Knight Street, Suite B
  Richland, WA                                                  99352
  ---------------------------------------                ---------------------
  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (509) 943-2565


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 August 23, 2007



ITEM 7.01  REGULATION FD DISCLOSURE

         On  August  23,  2007,  Commodore  Applied   Technologies,   Inc.  (the
"Company") issued a press release announcing its 2007 2nd Quarter earnings.

         A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated August 23, 2007.


         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  August 23, 2007                       By:  /s/ Ted R. Sharp
                                             -----------------------
                                             Ted R. Sharp
                                             Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.
         -----------

            99.1 Press Release dated August 23, 2007 issued by Commodore Applied Technologies, Inc.

























                                       3

--------------------------------------------------------------------------------